UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2010

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2010, Mannatech, Incorporated (the “Company”) completed an option exchange program (the “Exchange Program”) whereby employees (including officers), directors and consultants were able to elect to exchange their “out of the money” stock options for fewer options at a lower exercise price.  The Exchange Program commenced on July 16, 2010 and expired on August 13, 2010.

The Company filed with the Securities and Exchange Commission (the “SEC”) the Tender Offer Statement on Schedule TO on July 16, 2010, as amended by Amendment No. 1 to the Tender Offer Statement on Schedule TO filed with the SEC on August 5, 2010, as amended by Amendment No. 2 to the Tender Offer Statement on Schedule TO filed with the SEC on August 16, 2010 (collectively, the “Schedule TO”), and the Offer to Exchange filed with the Schedule TO as Exhibit (a)(1)(A), as amended by Supplement No. 1 to the Offer to Exchange filed with the Schedule TO as Exhibit (a)(1)(L) (as amended, the “Offer to Exchange”).  The Company reported the results of the Exchange Program in Amendment No. 2 to the Schedule TO.

Employees, directors and consultants of the Company were eligible to participate in the Exchange Program.  Pursuant to the Exchange Program, an aggregate of 784,930 eligible options were tendered and accepted by the Company in exchange for the grant of an aggregate of 440,558 replacement options.  The table below sets forth the replacement options granted to the named executive officers of the Company:

Named Executive Officer	Position	Number of Eligible Options Exchanged	Number of Replacement Options
Stephen D. Fenstermacher	Co-CEO and Chief Financial Officer	272,000	191,816
Robert A. Sinnott, Ph.D.	Co-CEO and Chief Science Officer	36,000	14,871
Randy S. Bancino	President, Global Business Operations and Expansion	0	0
B. Keith Clark	Executive Vice President, Chief Legal Officer, and Corporate Secretary	42,000	17,933
Claire E. Zevalkink	Senior Vice President and Chief Global Marketing Officer	0	0
Alfredo Bala	Senior Vice President, Global Sales	36,000	19,978
Total		386,000	244,598

All of the replacement options were granted on August 16, 2010, have an exercise price of $2.46, and were granted under the Company’s 2008 Stock Incentive Plan, as amended by an amendment approved by the Company’s shareholders at the 2010 Annual Shareholder Meeting.  Each replacement option vests annually in ⅓ installments starting one year from the grant date and has a term of 10 years.  The foregoing description of the Exchange Program is qualified in its entirety by reference to the Schedule TO and the Offer to Exchange.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: August 16, 2010	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Co-Chief Executive Officer and Chief Financial Officer